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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2017

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 92nd Annual Meeting of Shareholders (the “Annual Meeting”) of Erie Indemnity Company (the “Company”) was held on April 25, 2017. On the record date for the Annual Meeting, the Company had 2,542 shares of Class B common stock outstanding which had the exclusive right to vote on all matters presented for consideration at the meeting.

(b) At the Annual Meeting, shareholders of the Company re-elected 11 incumbent directors and two new directors to serve on the Company's Board of Directors for a one-year term. The names of the elected directors and voting results appear below. None of the shareholders who voted withheld authority or abstained on any of the proposals.

For
J. Ralph Borneman, Jr.	2,540
Eugene C. Connell	2,540
LuAnn Datesh	2,540
Jonathan Hirt Hagen	2,540
Thomas B. Hagen	2,540
C. Scott Hartz	2,540
Brian A. Hudson, Sr.	2,540
Claude C. Lilly, III	2,540
George R. Lucore	2,540
Thomas W. Palmer	2,540
Martin P. Sheffield	2,540
Richard L. Stover	2,540
Elizabeth Hirt Vorsheck	2,540

In accordance with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, shareholders were also asked to (i) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2017 Information Statement, and (ii) select “every year,” “every two years,” “every three years” or “abstain” as the preferred frequency of an advisory vote on executive compensation. The compensation of the named executive officers was unanimously approved by the 2,540 votes cast, and a majority (2,519) of the voted shares selected “every three years” as the preferred frequency of an advisory vote on executive compensation, with 21 votes selecting “every year,” no votes selecting “every two years” and no abstentions.

Item 8.01 Other Events.

At its meeting on April 25, 2017, the Company's Board of Directors approved the following quarterly dividend on shares of Erie Indemnity Company Class A common stock:

Dividend Number: 347
Class A Rate Per Share: $0.7825
Declaration Date: April 25, 2017
Ex-Dividend Date: July 3, 2017
Record Date: July 6, 2017
Payable Date: July 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

April 26, 2017	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Corporate Secretary and Senior Counsel